In Missouri, the AFL-CIO Housing Investment Trust has committed nearly $538 million to 34 projects, listed below. The projects represent 5,033 housing and healthcare units. The total development cost of these projects is $921 million generating some 13.3 million hours of union construction work, since inception.*

	Project Name	Location	Total Units	Jobs*	Commitment	Total Dev Cost
1	The Fountains of Ellisville	Ellisville	229	87	$17,517,500	$18,213,929
2	Fairview Glade	Independence	120	33	$3,676,400	$4,044,040
3	St. John Neumann Apartments	Jennings	100	40	$5,066,000	$7,983,263
4	Quality Hill	Kansas City	84	16	$1,524,000	$1,676,400
5	Summit Nursing Home	Kansas City	60	15	$1,890,000	$2,079,000
6	The Heights at Manhassett	Richmond Heights	281	264	$41,630,000	$54,131,788
7	The Heights at Manhassett Loan Increase	Richmond Heights	0	8	$1,670,000	$1,670,000
8	Rolla Apartments	Rolla	150	104	$5,188,300	$21,700,000
9	Holy Infant & St. Joseph Apartments	Shrewsbury	157	91	$6,600,000	$13,000,000
10	Alpha Terrace Apartments	St. Louis	150	92	$7,850,000	$14,794,454
11	Continental Life Building	St. Louis	107	142	$11,893,300	$20,055,759
12	Council Tower Senior Apartments	St. Louis	227	228	$15,862,000	$29,735,645
13	Covenant Place II	St. Louis	102	117	$6,687,100	$24,471,938
14	Dutch Town Care Facility	St. Louis	120	43	$4,229,921	$4,976,378
15	Forest Park Apartments	St. Louis	113	196	$11,750,000	$28,100,000
16	Garden Villas South	St. Louis	150	104	$11,590,400	$12,749,440
17	Gatesworth Apartments	St. Louis	38	205	$31,087,000	$33,100,000
18	Hampden Hall	St. Louis	76	0	$3,600,000	$3,731,875
19	Lofts at Lafayette Square	St. Louis	110	118	$7,418,000	$16,700,000
20	Majestic Stove Lofts	St. Louis	120	159	$10,440,000	$23,300,000
21	One McKnight Place	St. Louis	221	213	$21,621,300	$23,783,430
22	Park Chase	St. Louis	477	391	$42,813,300	$47,570,333
23	Park Pacific Apartments	St. Louis	230	753	$63,131,600	$98,318,292
24	Park Shore Assisted Living	St. Louis	45	30	$3,992,400	$4,696,941
25	Paul Brown Lofts	St. Louis	222	468	$28,900,000	$51,500,000
26	Pet Building Apartments	St. Louis	118	349	$26,236,100	$40,740,793
27	Soulard Market Apartments	St. Louis	132	263	$18,424,200	$29,700,000
28	The Gatesworth	St. Louis	221	204	$21,600,000	$23,760,000
29	The Gatesworth Loan Increase	St. Louis	0	0	$3,108,000	$3,108,000
30	The Laurel	St. Louis	205	1,341	$44,952,400	$175,000,000
31	University Village Apartments	St. Louis	242	344	$31,000,000	$55,495,822
32	Villages of Lake Chesterfield	St. Louis	276	157	$21,801,000	$24,223,333
33	Westminster Elderly (McCormack House)	St. Louis	96	40	$1,952,000	$6,280,121
34	Westminster III	St. Louis	54	8	$927,000	$1,019,700
	TOTAL		5,033	6,623	$537,629,221	$921,410,674

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT project data. Data current as of March 31, 2018.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

MAY 2018

AFL-CIO Housing Investment Trust in Missouri

Since Inception (1984-1Q 2018)